UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to §240.14a-12
Manugistics Group, Inc.
(Name of Registrant as Specified in its Charter)
JDA Software Group, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 -11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This filing consists of (i) a powerpoint presentation issued by JDA Software Group, Inc. (“JDA”) in connection with its webcast announcing, among other things, its planned acquisition of Manugistic Group, Inc. (“Manugistics”) pursuant to the Agreement and Plan of Merger entered into on April 24, 2006 by and between JDA, Manugistics and Stanley Acquistion Corp., a wholly-owned subsidiary of JDA, and (ii) a powerpoint presentation presented by JDA to the employees of Manugistics.
(i) Presentation in connection with webcast:
(ii) Presentation to employees of Manugistics:

Shareholder Conference Call April 24, 2006

Safe Harbor Statement This document and our comments today will contain forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements of expected synergies, accretion, strategic benefits, timing of closing, competitive position, execution of integration plans, including product integrations, and management and organizational structure are all forward-looking statements. Risks, uncertainties and assumptions include the possibility that the market for the sale of certain products and services may not develop as expected; that development and integration of these products and services may not proceed as planned; that the transaction does not close or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed merger the businesses of the companies suffer due to uncertainty; that the parties are unable to transition customers, successfully execute their integration strategies, achieve planned synergies or achieve expected strategic benefits. Other risks that are described from time to time in JDA's Securities and Exchange Commission reports, (including but not limited to the annual report on Form 10-K for the year ended Dec. 31, 2005, and subsequently filed reports); and other risks that are described from time to time in Manugistics' Securities and Exchange Commission reports (including but not limited to the annual report on Form 10-K for the year ended February 28, 2005, and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, JDA's, Manugistics' or the combined company's results could differ materially from JDA's expectations in these statements. JDA and Manugistics assume no obligation and do not intend to update these forward-looking statements.

Caution Required by Certain SEC Rules In connection with the proposed transaction, Manugistics has agreed to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement soliciting approval for the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters. Investors and stockholders are urged to read the Proxy Statement carefully when it is available. The Proxy Statement will be mailed to the stockholders of Manugistics. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by going to Manugistics' Investor Relations page on its corporate website at www.manugistics.com. JDA may be deemed to have participated in the solicitation of proxies from the stockholders of Manugistics in favor of the proposed transaction described herein. Information regarding JDA's directors and executive officers is set forth in JDA's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 29, 2006 and Annual Report on Form 10-K filed with the SEC on March 16, 2006. These documents are available free of charge at the SEC's web site at www.sec.gov. JDA's filings are available free of charge on JDA's corporate website at www.jda.com on its investor relations page or by telephone as listed below.

Agenda Review JDA Results for Q1 2006 Q & A JDA Investment Highlights JDA Financial Performance Overview The Acquisition of Manugistics

JDA's Q1 2006 Financial Results ($ in Millions) Qtr. Ended Mar 31, 2006 Qtr. Ended Mar 31, 2005 Software Revenue $ 7.1 $10.2 Total Revenue $47.9 $50.3 EPS: GAAP $0.02 $0.02 Adjusted $0.06 $0.08 Cash from Ops $5.1 $5.8 DSOs 81 days 69 days Cash & Equivalents $118.0 (@ 12/31/05) $111.5 Select New License Customers in Q1: Disappointed by 1st quarter software sales However, 2H pipeline is robust and building - competitive loss rate remains very low Remain confident in previous CY guidance Early traction with PortfolioEnabled releases; continued signs of potential replacement cycle for in-store solutions 59 new software deals - 1 over $1 million Key Financial Metrics Current Outlook Recent Customer Wins

Choppy Licensing Performance: Ongoing Challenge for JDA Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 19.5 18.29 10.801 18.005 7.703 15.529 19.121 16.931 14.579 14.085 10.245 20.302 10.217 15.307 17.41 15.573 7.1 Large Deals 4 1 1 3 -- 4 4 -- 2 -- 1 5 -- 4 3 3 1

JDA Financial Highlights Efficient operating infrastructure - continued profitability Continuous positive cash from from operations - $190m generated since 1996 Improving services metrics Large recurring revenue stream from maintenance base '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 3.014 4.878 12.029 18.924 30.38 40.568 57.57 71.111 80.3 86.4 Maintenance Revenue

JDA Investment Highlights Long Term Market Leader in Retail Demand Chain More than 4,900 retailers, manufacturers, wholesale-distribution Strong penetration of tier 1 Leadership and unique value proposition to tier 2 Reputation for Delivering Real Results Implementations in more than 60 countries - customer "go lives" every 2 days Proven industry leader e.g. Demand Optimization Council Depth of intellectual capital Competitively Differentiated Compete and win against SAP and Oracle Clear strategy for being vertically focused w/ strong value proposition Proven track record of successfully executing on acquisitions of best of breed solutions Cusp of Adoption Curve for New Platform of Solutions Advanced new capabilities - expand functional leadership Partnership with Microsoft

The Demand Chain Just Got Better

Summary Transaction Rationale Enhanced Scale & Profile Pro Forma Combined Revenue of $390 million (>40% recurring from maintenance) Significant operating leverage in global sales & delivery infrastructure More than 5,500 enterprise customers globally Expands market potential with significant growth opportunities throughout demand chain First to market with unparalleled Supply / Demand Chain Optimization Solution that spans manufacturer's plant to consumer Highly Accretive $25-30 million of identified, near-term net operating cost savings Highly accretive in first full year (synergies realized in first 2-3 quarters) Cash acquisition - 80% debt / 20% equity at market Ideal Fit for JDA Only JDA can deliver the synergies & operating model to enhance Manugistics' performance Accelerates JDA's ongoing strategy to expand our offering up the supply chain Accelerates Manugistics' plans/ability to develop a significant retail business Similar business models

Strong Market Demand for Combined Company + Establishes the long-term viable alternative to generalist horizontal providers Accelerates vertical innovation for demand chain with unique and compelling offering Optimizes the big four profit drivers: Inventory, Labor, Price and Transportation Builds on shared history of delivering real results, speed to value

Retailers Wholesale-Distributors Manufacturers Unmatched Global Customer Base and Demand Domain Expertise Combines 4,900 JDA customers with 800 Manu customers for industry's largest customer base across the global demand chain

Highly Complementary Strategic Fit: Expertise & Market Presence Converge Wholesale/DC Manufacturers Warehouse Distribution Center Store Consumer DEMAND CHAIN SUPPLY CHAIN Unparalleled Optimization Across the Entire Demand Chain

Transaction Summary Transaction Statistics All cash acquisition of Manugistics' equity at $2.50 per share or $211 million in aggregate equity value Assumed repayment of all outstanding Manugistics' debt ($38 million net debt) Transaction enterprise value of $249 million (1.5x consensus CY06 revenue) $25-30 million of identified, near-term net operating cost savings Highly accretive in first full year Funding Sources Financing 80% Debt / 20% Equity $50 million Preferred Equity Investment from Thoma Cressey $225 million committed debt financing from Citigroup and UBS Anticipated Closing 2 to 3 months subject to customary items

JDA MANU Combined Software 55.4 27.6 83 JDA MANU Combined Maintenance 86.4 86.6 173 JDA MANU Combined Total Revenues 213.4 176.7 390.1 Acquisition of Manugistics Nearly Doubles JDA's Scale Software Revenues (LTM) Maintenance Revenues (LTM) JDA MANU Combined Services 71.6 62.5 134.1 Services Revenues (LTM) Total Revenues (LTM)

Thoma Cressey Equity Partners (TCEP) Founded in 1980 - Buy-and-build investing More than 100 management-led buyouts Approximately $2 billion in equity under management Software, Consumer, Healthcare 25-year fund-history IRR of more than 35% Recent platform companies: TCEP Portfolio of Nearly $200 million in Software Earnings VECTORsgi

TCEP Strengthens JDA's Growth through Acquisition Strategy Significant track record in software buy-and-build Mature and proven approach to working with management - adding TCEP managing partner to JDA Board of Directors Expertise in growing companies through acquisitions Origination Deal negotiation / structuring Due Diligence Integration Determined JDA is most likely to realize Manugistics' true value

Date Acquired: Subsequent Growth: Impact: Solution: Customers: Employees: June 1998 60% Expanded Apparel Market Strategic Planning 240 customers 115 employees April 2000 90% Entered Consumer Goods Market Category Management 3,400 customers 120 employees Sept. 2001 15% Entered Wholesale-Distribution Market Replenishment 500+ customers 230 employees JDA's Acquisition Track Record Creating New Growth Opportunities for Brand Leaders Record of Expansion & Innovation of JDA Portfolio for Customers

JDA is an Experienced Consolidator with a Well Conceived Integration Plan Continue Shared Commitment to Customer Success Enhance and Integrate Customer Support Execute Detailed Plan for Integration Leveraging Services Oriented Architecture Achieve Economies of Scale in Consulting Complimentary Business Models Standardized Global Operational Systems Combine Sales Force by Vertical with Expanded Solution Offering Establish Strong Positioning With SI's and OEM's Customer Focus Overall Operations Sales & Marketing Product Dev. & Delivery

Global Presence Management Capabilities Jim Armstrong Chairman Hamish Brewer CEO Kris Magnuson EVP/CFO Chris Koziol COO Expanded Board - JDA Board augmented with addition of Thoma Cressey Managing Partner, Orlando Bravo Senior Management - Several Manugistics managers have will assume significant roles at JDA

Accelerated Innovation & Competitive Differentiation

The Demand Chain Just Got Better Better Demand Intelligence Visibility & insight, predictability, responsiveness, decision making Better Customer Service Inventory availability Right product, right place, right price, right time Better Profitability Decreased transportation costs Decreased investment in inventory Increased production efficiency Better Margins Price optimization Promotion optimization Better Demand Chain Collaboration Synchronized and aligned decision making

Our Heritage and Historical Growth JDA Manugistics The Demand Chain

Convergence of Expertise Together, We Now Offer Unparalleled Optimization Across the Entire Demand Chain The Demand Chain

Unparalleled Solution Offering

Portfolio*Enabled*

Total Optimization

Manufacturers			Wholesale / Distributors			Retailers		
Network Design	Production Planning & Scheduling	Demand Forecasting	Network Design	Order Planning	Order Promising	Merchandise Operations	Store Operations	Price Optimization
S & OP	Order Promising	Replen'ment Optimization	Price Optimization	Inventory Planning	Promotional Management	Merchandise Planning	Store Clustering	Demand Forecasting
Raw Materials Procurement	Transport'n Management	Inventory Planning	Demand Forecasting	Replen'ment Optimization	Deal Management	Assortment Management	Labor Management	Promotional Management
Space & Category Mgmt	CPFR	Vendor Managed Inventory	CPFR	Vendor Managed Inventory	Transport'n Management	Space Management	Transport'n Management	Replen'ment Optimization

© 2006 JDA Software Group, Inc. Company Confidential.

Compelling Technology Integration Strategy JDA and Manugistics have prepared a detailed product integration plan Process will start immediately Integration to provide a single seamless user experience using JDA's .NET based Smart Client technology Rich user experience Integrated workflow JDA will add support for Microsoft SQL Server 2005 database Single User Interface Shared Platform Components JDA Enabled Applications ..NET Manu 7.x Applications J2EE

Transaction Financial Review

Basic Transaction Summary

A More Balanced Combined Business Retail Consumer Goods In-Store-Systems GA&D TT&H Other LTM Revenue 185527 126562 17135 12457 14579 35114 $390m Total US EMEA APAC LTM Revenue 68.4 23.1 8.5 ~$90 mm business in EMEA - establishes meaningful presence LTM Revenue by Vertical LTM Revenue by Geography $390m Total

Pro Forma Earnings Power JDA MANU Combined Net Cost Synergies EBITDA 29.97 20 50 50 25 $30.0 $20.0 $50.0 $75.0 +$25.0 Services & Support Sales & Marketing Product Development General & Admin Legal, Acct, Insur Promotions 3rd-Party Svcs / Other LTM Revenue 11.4 20.5 1.7 34.7 14 6.5 11.3 $25m Total Synergies Breakdown EBITDA (LTM) + Net Synergies ~70% Headcount Related Synergies

Summary Financial Benefits Doubles the size of the company while minimizing equity dilution to our shareholders and maintaining financial flexibility Accretive to First Year EPS Before Non-Cash Charges Rapid execution of transition plan Identified $25-$30 million of Near-Term Net Operating Cost Savings Incremental Revenue Opportunity Enhanced market presence expands competitive opportunities Complementary verticals allow larger addressable market Large installed base together with expanded product offering allows for significant cross-selling and up-selling Eliminate viability concerns for Manugistics prospective customers

Q&A

Associate Meeting April 26, 2006

Safe Harbor Statement This document and our comments today will contain forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements of expected synergies, accretion, strategic benefits, timing of closing, competitive position, execution of integration plans, including product integrations, and management and organizational structure are all forward-looking statements. Risks, uncertainties and assumptions include the possibility that the market for the sale of certain products and services may not develop as expected; that development and integration of these products and services may not proceed as planned; that the transaction does not close or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed merger the businesses of the companies suffer due to uncertainty; that the parties are unable to transition customers, successfully execute their integration strategies, achieve planned synergies or achieve expected strategic benefits. Other risks that are described from time to time in JDA's Securities and Exchange Commission reports, (including but not limited to the annual report on Form 10-K for the year ended Dec. 31, 2005, and subsequently filed reports); and other risks that are described from time to time in Manugistics' Securities and Exchange Commission reports (including but not limited to the annual report on Form 10-K for the year ended February 28, 2005, and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, JDA's, Manugistics' or the combined company's results could differ materially from JDA's expectations in these statements. JDA [and Manugistics] assume no obligation and do not intend to update these forward-looking statements.

Caution Required by Certain SEC Rules In connection with the proposed transaction, Manugistics has agreed to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a Proxy Statement soliciting approval for the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters. Investors and stockholders are urged to read the Proxy Statement carefully when it is available. The Proxy Statement will be mailed to the stockholders of Manugistics. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by going to Manugistics' Investor Relations page on its corporate website at www.manugistics.com. JDA may be deemed to have participated in the solicitation of proxies from the stockholders of Manugistics in favor of the proposed transaction described herein. Information regarding JDA's directors and executive officers is set forth in JDA's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 29, 2006 and Annual Report on Form 10-K filed with the SEC on March 16, 2006. These documents are available free of charge at the SEC's web site at www.sec.gov. JDA's filings are available free of charge on JDA's corporate website at www.jda.com on its investor relations page or by telephone as listed below.

Agenda JDA Overview Q & A Product Vision Transaction Rationale Transition Planning

Mission Statement ... our path to realizing our vision Ensuring profitable growth JDA's mission is to be the enduring demand chain partner to the world's retailers and suppliers. We strive for excellence everyday in the areas essential to achieving our mission: Building great, innovative demand chain solutions Providing differentiated customer service that exceed expectations

Vision: From Concept to Customer Wholesale/DC Manufacturers Warehouse Distribution Center Store Consumer DEMAND CHAIN SUPPLY CHAIN Solutions to Retailers 20 years experience, 79% of revenues Solutions to Suppliers 5 years experience, 21% of revenues

Global Presence ? • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • Our global presence ensures a JDA service/installation office is always within reach Global Presence • United States · Canada · Japan · Singapore · Dubai · Malaysia · Australia · Mexico · Chile · Brazil United Kingdom · Netherlands· Norway · France · Spain · Italy · China Americas 70% EMEA 20% AP 10%

Who We Are We are defined by our customers : Over 1,400 retailers worldwide - market leader Over 3,400 supplier customers 22% compound annual growth in customer base since 2000 Broad representation in large and mid-sized retailers 60% 44% 61%

Who We Are Customer Driven Focus Annual User Conference Largest global retail demand chain event Over 1600 attendees - networking Best practices - industry experts JDA direction setting

Proven Acquisition Track Record

1990 | 1998 | 2000 | 2002 | 2005 →

Portfolio*Enabled*

Portfolio Synchronized Releases

Acquire Point Solutions – 9 Acquisitions in Total

Arthur – Merchandise Planning, Assortment Planning, Allocation

Intactix – Space Management, Category Management

NeoVista – Data Mining, Clustering & Profiling

E3 – Forecasting and Replenishment

Timera – Workforce Mgmt.

Enterprise Transaction Systems and Store Systems

© 2006 JDA Software Group, Inc. Company Confidential.

JDA REAL DEMAND CHAIN RESULTS

Framework Registry Workflow PKB JDA Portfolio Optimization Merchandise Management Store Operations Business Domains Platform Domains Strategic Merchandise Management Portfolio Enabled

$478m Invested in our Products 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Internal R&D 6.478 11.364 22.171 25 28.84 34.406 41.819 48.529 52.8 44.35 Acquisitions 1.588 44 0 24.961 66.274 4.185 7.355 13.574 0 IPO

Financial Stability

Strong Financial Position $ in millions DEC 31, 2005 DEC 31, 2004 Cash & Investments $111.5 $97.1 Accounts Receivable 42.4 39.5 Prepaids and Other Current Assets 13.7 14.6 Goodwill and Intangibles 104.8 121.6 Property and Other Assets 58.0 59.8 Total Assets $331.4 $332.6 Deferred Revenue $26.8 28.4 Other Current Liabilities 21.8 28.0 Retained earnings (after >$30MM in IPR&D Charges) 40.0 32.0* Total Stockholders' Equity $282.8 $276.2

JDAS Recent Operating Results Year Ended December 31, $ in millions 2005 2004 VAR Revenues: Software $58.5 $59.2 -1% Maintenance 86.4 80.3 8% Total Product Revenues 144.9 139.5 4% Consulting Services 70.9 77.4 -8% Total Revenues $215.8 $216.9 ^% Consulting Services Margin 20% 23% -3% Product development $44.4 $52.8 -16% Adjusted Operating Income (1) $22.8 $12.0 90% Adjusted Operating Margin (1) 10.6% 5.5% 5.1% Adjusted EPS $0.58 $0.30 93% GAAP EPS $0.24 $0.07 243%

Challenge : Choppy Licensing Performance Timing of Large Deals Remains Difficult to Predict Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 19.532 18.286 10.801 18.005 7.703 15.529 19.121 16.931 14.579 14.085 10.245 20.302 10.217 15.307 17.41 15.573 7.1 Large Deals 4 1 1 3 -- 4 4 -- 2 -- 1 5 -- 4 3 3 1

Loyal and Growing Customer Base 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 3.014 4.878 12.029 18.924 30.38 40.568 57.57 71.111 80.3 86.4 Strong Maintenance Base - 95% Retention 45% CAGR $88 million per annum 65%-70% repeat Software customers Maintenance Revenues

Adjusted EPS Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 0.2 0.18 0.07 0.11 -0.02 0.09 0.14 0.05 0.07 0.04 0.04 0.14 0.08 0.17 0.17 0.15

Strong Cash Flow from Operations > $190 MM Generated 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 7.59 6.918 12.182 12.864 9.198 29.379 41.517 20.819 24.845 20.536 DSOs 99 97 111 83 114 91 79 65 62 69 Self-Funded Operations : Avoids Likelihood of Future Dilution

JDA Highlights Long Term Market Leader in Retail Demand Chain More than 4,900 retailers, manufacturers, wholesale-distribution Strong penetration of tier 1 Leadership and unique value proposition to tier 2 Reputation for Delivering Real Results Implementations in more than 60 countries - customer go-lives every 2 days Proven industry leader e.g. Demand Optimization Council Depth of intellectual capital Competitively Differentiated Compete and win against SAP and Oracle Clear strategy for being vertically focused w/ strong value proposition Proven track record of successfully executing on acquisitions of best of breed solutions Cusp of Adoption Curve for New Platform of Solutions Advanced new capabilities - expand functional leadership Partnership with Microsoft

Agenda JDA Overview Q & A Product Vision Transaction Rationale Transition Planning

Summary Transaction Rationale ENHANCED SCALE & PROFILE Approximately $390 million of total revenue (>40% recurring from maintenance) Expanded presence matched global sales & delivery infrastructure 5,500 enterprise customers globally Larger market potential with significant growth opportunities throughout demand chain First to market with unparalleled Supply / Demand Chain Optimization Solution that spans from manufacturer's plant to consumer HIGHLY ACCRETIVE $25-30 million of identified, near-term net operating cost savings MANUGISTICS & JDA - AN IDEAL FIT Accelerates JDA's ongoing strategy to expand our offering up the supply chain Accelerates Manugistics' plan and ability to develop a significant retail business Complementary business model - we do business the same way, often with the same or similar customers in the same geographies

Strong Market Demand for Combined Company + Establish the long-term viable alternative to generalist horizontal providers Accelerate vertical innovation for demand chain with unique and compelling offering Optimize the big four profit drivers: Inventory, Labor, Price and Transportation Build on shared history of delivering real results, speed to value

Unmatched Global Customer Base: Leaders Demand Domain Expertise Combines 4,900 JDA customers with 800 Manu customers for Industry's Largest customer base across the global demand chain Manufacturers Wholesale-Distributors Retailers

Highly Complementary Strategic Fit: Expertise & Market Presence Converge Wholesale/DC Manufacturers Warehouse Distribution Center Store Consumer DEMAND CHAIN SUPPLY CHAIN Unparalleled Optimization Across the Entire Demand Chain

JDA MANU Combined Maintenance 86.4 86.5 172.9 Combination of JDA & Manugistics Doubles Scale in a Single Step JDA MANU Combined Software 55.4 27.5 82.9 Software Revenues (LTM) Maintenance Revenues (LTM) JDA MANU Combined Services 71.6 62.2 133.8 Services Revenues (LTM) JDA MANU Combined Total Revenues 213.4 176.2 389.6 Total Revenues (LTM)

A More Balanced Combined Business Retail Consumer Goods In-Store-Systems GA&D TT&H Other LTM Revenue 185527 126562 17135 12457 14579 35114 $390m Total US EMEA APAC LTM Revenue 68.4 23.1 8.5 ~$90 mm business in EMEA - establishes meaningful presence LTM Revenue by Vertical LTM Revenue by Geography $390m Total

Pro Forma Earnings Power JDA MANU Combined Net Cost Synergies EBITDA 29.97 21.06 51.03 51.03 25 $30.0 $21.0 $51.0 $76.0 +$25.0 Services & Support Sales & Marketing Product Development General & Admin Legal, Acct, Insur Promotions 3rd-Party Svcs / Other LTM Revenue 11.4 20.5 1.7 34.7 14 6.5 11.3 $25m Total Synergies Breakdown EBITDA (LTM) + Net Synergies ~70% Headcount Related Synergies

....and then there's the upside Growth Opportunities Enhanced market presence expands competitive opportunities Scale helps ensure strong competitive position Complementary verticals allow larger addressable market Large installed base together with expanded product offering allows for significant cross-selling and up- selling Eliminate viability concerns for Manugistics prospective customers

Agenda JDA Overview Q & A Product Vision Transaction Rationale Transition Planning

The Demand Chain Just Got Better

The Demand Chain Just Got Better BETTER DEMAND INTELLIGENCE Visibility & insight, predictability, responsiveness, decision making BETTER CUSTOMER SERVICE Inventory availability Right product, right place, right price, right time BETTER PROFITABILITY Decreased transportation costs Decreased investment in inventory Increased production efficiency BETTER MARGINS Price optimization Promotion optimization BETTER DEMAND CHAIN COLLABORATION Synchronized and aligned decision making

Convergence of Expertise JDA Manugistics The Demand Chain

Our Heritage and Historical Growth Together, We Now Offer Unparalleled Optimization Across the Entire Demand Chain The Demand Chain

Synergistic End-to-End Demand Chain Solutions Manufacturer Raw Materials Procurement Production Planning & Scheduling Order Promising Transport'n Management Network Design S & OP Space & Category Mgmt CPFR Demand Forecasting Replen'ment Optimization Inventory Planning Vendor Managed Inventory

Wholesale / Distribution Synergistic End-to-End Demand Chain Solutions Demand Forecasting Order Planning Deal Management Transport'n Management Inventory Planning Promotional Management Replen'ment Optimization Network Design Price Optimization Order Promising Vendor Managed Inventory CPFR

Retail Synergistic End-to-End Demand Chain Solutions Merchandise Operations Merchandise Planning Promotional Management Transport'n Management Assortment Management Price Optimization Space Management Labor Management Demand Forecasting Replen'ment Optimization Store Clustering Store Operations

Across the Demand Chain Analytics & Reporting Collaboration Workflow & Alerting Global Logistics / Transportation Synergistic End-to-End Demand Chain Solutions

Unparalleled Solution Offering

Portfolio*Enabled*

Total Optimization

Manufacturers			Wholesale / Distributors			Retailers		
Network Design	Production Planning & Scheduling	Demand Forecasting	Network Design	Order Planning	Order Promising	Merchandise Operations	Store Operations	Price Optimization
S & OP	Order Promising	Replen'ment Optimization	Price Optimization	Inventory Planning	Promotional Management	Merchandise Planning	Store Clustering	Demand Forecasting
Raw Materials Procurement	Transport'n Management	Inventory Planning	Demand Forecasting	Replen'ment Optimization	Deal Management	Assortment Management	Labor Management	Promotional Management
Space & Category Mgmt	CPFR	Vendor Managed Inventory	CPFR	Vendor Managed Inventory	Transport'n Management	Space Management	Transport'n Management	Replen'ment Optimization

Manufacturers **Wholesale / Distributors** **Retailers**

© 2006 JDA Software Group, Inc. Company Confidential.

Compelling Technology Integration Strategy JDA and Manugistics have prepared a detailed product integration plan Process will start immediately Integration to provide a single seamless user experience using JDA's .NET based Smart Client technology Rich user experience Integrated workflow JDA will add support for Microsoft SQL Server 2005 database Single User Interface Shared Platform Components JDA Enabled Applications ..NET Manu 7.x Applications J2EE

Agenda JDA Overview Q & A Product Vision Transaction Rationale Transition Planning

June 1998 Growth: 60% Expanded: Apparel Market Strategic Planning 240 customers 115 employees April 2000 Growth: 90% Entered: Consumer Goods Market Category Management 3,400 customers 120 employees September 2001 Growth: 15% Entered: Wholesale-Distribution Market 500+ customers 230 employees Acquisition Track Record Brand Leaders Created New Growth Opportunities Expand & Innovate JDA Portfolio for Customers

JDA is an Experienced Consolidator with a Detailed Integration Plan Continue Shared Commitment to Customer Success Enhance and Integrate Customer Support Execute Detailed Plan for Integration Leveraging Services Oriented Architecture Achieve Economies of Scale in Consulting Complimentary Business Models Standardized Global Operational Systems Combined Sales Force by Vertical with Expanded Solution Offering Establish Strong Positioning With SI's and OEM's Customer Focus Overall Operations Sales & Marketing Product Dev. & Delivery

Global Presence Meet the JDA Executives Jim Armstrong Founder & Chairman Hamish Brewer CEO Kris Magnuson EVP/CFO Chris Koziol COO Combined management team JDA has a practice of expanding its management team with managers from acquisitions Several Manugistics' managers have agreed to assume significant roles at JDA Chris Moore Support Dave King Product Devt Wayne Usie Americas Arnaud Decarsin EMEA Rod Talbot Asia Pac Mike Bridge General Counsel Brian Boylan HR

Next Steps Deal subject to SEC Review This deal is not closed until : It passes SEC review The MANU shareholders vote for the deal It is possible that an interloper could outbid JDA in the open market Deal may close in 2-3 months

Between Now and Close 1st Responsibility Run the JDA business Run the Manu business 2nd Responsibility Develop detailed transition plans so that we are ready JDA believes in rapid implementation - eliminates uncertainty Start with group meetings today here in Rockville Answer questions Align organizations

Q&A